Ivy Funds

Supplement dated June 19, 2020 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2020

as supplemented April 10, 2020

The Class R shares of Ivy ProShares MSCI ACWI Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund have been liquidated and terminated. Therefore, such shares are no longer offered in the Statement of Additional Information (SAI). Accordingly, effective immediately, all references to Class R shares of Ivy ProShares MSCI ACWI Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund in the SAI are hereby deleted.

Supplement	Statement of Additional Information	1